SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is made as of this __ day of _______, 2017 by and among Croe, Inc., a Utah corporation (the “Company”), and the undersigned Purchaser (the “Purchaser”).

The parties hereby agree as follows:

1.  Purchase and Sale of Common Stock.

1.1. Sale and Issuance Common Stock. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to the Purchaser at the Closing that number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), set forth on the signature page hereto at a price of $2.00 per share. The shares of Common Stock issued to the Purchaser pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

1.2. Closing; Delivery.

(a) The initial purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures as soon as practicable following the execution of this Agreement for an aggregate subscription by the Purchaser, at such time and place upon which the Company and the Purchaser mutually agree, orally or in writing (which time and place are designated as the “Initial Closing”). The term “Closing” shall apply to the Initial Closing and each subsequent closing unless otherwise specified.

(b)  Each subsequent purchase and sale of the Shares shall take place as soon as practicable following the execution of this Agreement for each additional subscription by one or more Purchasers for an aggregate of up to $1,000,000, which amount may be increased by the Company in its sole discretion, at such other time and place upon which the Company and the Purchasers mutually agree, orally or in writing.

(c) At each Closing, the Company shall deliver to the Purchaser a certificate representing the Shares being purchased by the Purchaser at such Closing against payment of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company or by a check made payable to the Company and delivered to the Company at its address set forth herein.

1.3.  Use of Proceeds. The Company will use a portion of the proceeds to capitalize the Company’s cryptocurrency portfolio, and the remainder for working capital and other general corporate purposes in accordance with the directions of the Company’s Board of Directors.

1.4. Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)  “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b)  “Articles” means the Articles of Incorporation of the Company, as amended and restated from time to time.

(c)  “Code” means the Internal Revenue Code of 1986, as amended.

(d)  “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e)  “Company Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing, and any and all such cases that are owned or used by the Company in the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

(f)  “Knowledge” including the phrase “to the Company’s knowledge” shall mean the actual knowledge after reasonable investigation of its officers and directors.

(g)  “Material Adverse Effect” means any change or event that has a material adverse effect, in magnitude or duration, on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of the Company, taken as a whole, other than any change, effect or event to the extent resulting from, relating to or arising out of: (i) general business or economic conditions in any of the markets or geographical areas in which the Company operates; (ii) any change in economic conditions or the financial, credit, banking, interest rate, currency or capital markets in general (whether in the United States or any other country or in any international market); (iii) any conditions generally affecting any industry in which the Company operates; or (iv) acts of God or other calamities, national or international political or social conditions.

(h)  “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(i)  “Purchaser” means the Purchaser who is a party to this Agreement.

(j)  “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(k)  “Shares” means the shares of Common Stock issued at the Closing.

(l)  “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

2.  Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date of the Closing, except as otherwise indicated.

2.1. Organization, Good Standing, Corporate Power and Qualification . The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

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2.2. Capitalization.

(a)  The authorized capital of the Company consists, immediately prior to the Closing, of (i) 50,000,000 shares of common stock, par value $0.001 per share, approximately 18,409,411 shares of which are issued and outstanding, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b)  The Company has reserved 5,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2017 Equity Incentive Plan duly adopted by the Board of Directors.

2.3.  Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Shares at the Closing, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4. Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

2.5. Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

2.6.  Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation (each, an “Action”) pending or to the Company’s knowledge, currently threatened (i) against the Company or its Affiliates, or (ii) against any officer or director of the Company arising out of their employment or board relationship with the Company or its Affiliates; or (iii) that questions the validity this Agreement or the right of the Company to enter herein, or to consummate the transactions contemplated hereby; or (iv) that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. Neither the Company nor any of its Affiliates nor, to the Company’s knowledge, any of their respective officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate.

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2.7. Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its Articles or Bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (iv) of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.8.  Property. The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current Taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

2.9. Tax Returns and Payments. There are no federal, state, county, local or foreign Taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign Taxes of the Company which are due, whether or not assessed or disputed. No claim has been made by any taxing authority in any jurisdiction where the Company does not file Tax returns that it is, or may be, subject to Tax by that jurisdiction. There have been no examinations or audits of any Tax returns or reports by any applicable federal, state, local or foreign governmental agency.

2.10.  Corporate Documents. The Articles and Bylaws of the Company have been provided to the Purchaser. The copy of the minute books of the Company provided to the Purchaser contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes.

2.11. Disclosure. The Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.  Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

3.1. Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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3.2.  Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3. Sophisticated Investor. The Purchaser is a sophisticated investor by virtue of the Purchaser’s education, training and numerous prior investments made on the Purchaser’s own behalf or through entities which the Purchaser controls. The Purchaser is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect the Purchaser’s own interests in connection with the purchase of the Shares, either alone or in conjunction with the Purchaser’s professional advisers, who are unaffiliated with and who are not compensated, directly or indirectly, by the Company or any affiliate of the Company. All information that the Purchaser has provided to the Company concerning the Purchaser and the Purchaser’s financial position is correct and complete.

3.4.  Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.

3.5.  Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.6.  Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

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3.7.  Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8. No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.9.  Purchasers Outside of the United States. The following representations and warranties apply only if the Purchaser not a resident of the United States.

(a)  Certification Regarding U.S. Person Status. The Purchaser (i) is not a U.S. Person (as defined in Rule 902 of Regulation S adopted by the Securities Exchange Commission pursuant to the Securities Act), is not acquiring the Shares for the account or benefit of any U.S. Person, did not receive this Agreement or an offer to purchase the Shares in the United States and did not execute this Agreement and pay the amounts specified hereunder from within the United States.

(b)  Offshore Transaction. The Purchaser acknowledges that the offer and sale of the Shares is not taking place within the United States, but rather in an “offshore transaction,” as defined in Rule 902 of Regulation S adopted by the Securities Exchange Commission pursuant to the Securities Act, and that no “directed selling efforts” took place within the United States in compliance with Regulation S, unless the Purchaser is an Accredited Investor.

(c) Compliance with USA Patriot Act and BSA. The Purchaser is in compliance with all applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), the U.S. Bank Secrecy Act (the “BSA”) and all other anti-money laundering laws and applicable regulations adopted to implement the provisions of such laws, including policies and procedures that can be reasonably expected to detect and cause the reporting of transactions under Section 5318 of the BSA. The Purchaser is not and shall not be a person: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any of the Office of Foreign Assets Control (OFAC) lists of the U.S. Department of the Treasury; (ii) listed on, residing in or having a place of business in a country or territory named on any of such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (FATF), or whose funds are from or through such a jurisdiction; (iii) that is a “Foreign Shell bank” within the meaning of the USA Patriot Act; or (iv) residing in or organized under the laws of a jurisdiction designated by the U.S. Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money-laundering concerns.

(d)  Distribution Compliance Period. Without limitation to the other restrictions on transfer referenced herein, if the Purchaser is (i) a purchaser in a sale that occurs outside the United States within the meaning of Regulation S or (ii) a “distributor,” “dealer” or person “receiving a selling concession, fee or other remuneration” in respect of Shares sold, prior to the expiration of the applicable “distribution compliance period” (as defined below), it acknowledges that (A) until the expiration of such “distribution compliance period” any offer or sale of the Shares shall not be made by it to a U.S. Person or for the account or benefit of a U.S. Person within the meaning of Rule 902(k) of the Securities Act and (B) until the expiration of the “distribution compliance period,” it may not, directly or indirectly, refer, resell, pledge or otherwise transfer Shares or any interest therein except to a person who certifies in writing to the Company that such transfer satisfies, as applicable, the requirements of the legends described herein and that the Shares will not be accepted for registration of any transfer prior to the end of the applicable “distribution compliance period” unless the transferee has first complied with certification requirements described in this Section. The Purchaser agrees (1) that all offers or sales prior to the end of a “distribution compliance period” will be made in accordance with Rule 903 or Rule 904 of the Securities Act and (2) not to engage in any hedging transaction prior to the end of such “distribution compliance period.” The “distribution compliance period” means the one-year period following the issue date for the Shares.

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4. Conditions to the Purchaser’s Obligations at Closing. The obligations of the Purchaser to purchase Shares at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects as of the Closing.

4.2. Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

4.3.  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5.  Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell the Shares to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all respects as of the Closing.

5.2.  Performance. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

5.3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6.  Miscellaneous.

6.1.  Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

6.2.  Indemnification.

(a)  The Company shall indemnify, defend, reimburse and hold harmless the Purchaser and its affiliates and their respective officers, directors, trustees, agents, representatives, employees, stockholders, members, managers, partners and controlling Persons (each, an “Indemnified Party”) against any and all Losses (as hereinafter defined) arising out of or relating to any legal, administrative or other actions (including actions brought by the Purchaser or the Company or any equity holders of the Company or any derivative actions brought by any Person claiming through or in the Company’s name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, resulting from, relating to or arising out of any misrepresentation or breach of any representation, warranty, covenant or agreement by the Company in this Agreement.

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(b) In connection with the obligation of the Company to indemnify for expenses as set forth in Section 6.2(a) above, the Company shall reimburse each Indemnified Party for all such expenses (including reasonable expenses of investigation and reasonable fees, disbursements and other charges of counsel in connection with any claim, action, suit or proceeding) as they are incurred by such Indemnified Party. “Losses” means all losses (including the diminution in the value of the Shares purchased by Purchaser), claims (including any claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in connection with any claim, action, suit or proceeding, including any action between the Indemnified Party and the Company or between the Indemnified Party and any third party) or other liabilities resulting from, relating to or arising out of any misrepresentation or breach of any representation, warranty, covenant or agreement by the Company in this Agreement.

6.3.  Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4.  Governing Law. This Agreement shall be governed by the internal law of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6.5.  Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.6.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7.  Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection 6.7. Notice sent to the Company shall be sent to the following address:

Croe, Inc.

23805 Stuart Ranch Road, Suite 235

Malibu, CA 90265

Attn: Chief Executive Officer

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With a copy to:

Drinker Biddle & Reath LLP

1800 Century Park East, Ste 1500

Los Angeles, CA 90067

Attn: Alan A. Lanis, Jr.

6.8.  No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.9.  Amendments and Waivers. The terms of this Agreement may be amended, terminated or waived only with the written consent of the Company, and the holders of at least a majority of the then-outstanding Shares. Any amendment or waiver effected in accordance with this Subsection 6.9 shall be binding upon the Purchaser and each transferee of the Shares (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

6.10.  Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.11.  Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.12.  Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

CROE, INC.

By:
Michael Poutre, Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

PURCHASER:

By: ________________________________________________

Print Name: __________________________________________

Title: _______________________________________________

Investment Amount: ___________________________________

No. of Shares Purchased at $2.00 per share: __________________

Address: ____________________________________________

                  ____________________________________________

                   ___________________________________________

Facsimile: ___________________________________________

E-mail: ______________________________________________